VOTING RIGHTS PROXY AGREEMENT
投票权代理协议

This Voting Rights Proxy Agreement (the “Agreement”) is entered into in Guangzhou City, Guangdong Province, People’s Republic of China (“PRC” or “China”) as of August 25, 2010 by and among Guangzhou Xiangguang Corporate Management Co., Ltd (“Party A”) and the undersigned shareholder (the “Shareholder”) of Huangjiang Jintai Mining Co., Ltd.(“Jintai Mining”).  Party A and the Shareholder are each referred to in this Agreement as a “Party” and collectively as the “Parties”. Jintai Mining is made a party to this Agreement for the purpose of acknowledging the Agreement.

本《投票权代理协议》（“本协议”）于2010年8月25日在中华人民共和国（“PRC”或“中国”）广东省广州市，由广州祥光企业管理有限公司（“甲方”）以及以下签字的环江金泰矿业有限责任公司（“金泰矿业”）股东（“股东”）签署。甲方和股东在本协议中单独称为“一方”，统称为“各方”。出于对本协议的承认之目的，金泰矿业被作为本协议的一方。

RECITALS
前言

1.             Party A, a company incorporated in the PRC as a wholly foreign owned enterprise, with its principle business as management consulting for metal mining industry and metal trading;

甲方为根据中国法律成立的外商独资企业，主要开展金属矿业管理咨询和金属贸易业务；

2.             Party B is a substantially vertically-integrated mining company with exploration, mining, leaching, smelting and further processing operations at the following four operating branches:
(a) Shangchao Zinc-lead Mine, which is primarily engaged in exploration of a lead-zinc mine;
(b)	Yagang Concentrator, which is primarily engaged in processing of zinc-lead ores;
(c)	Xingda Concentrator, which is primarily engaged in processing of zinc-lead ores; and

( d )	Jintai Duchuan Smelter, which is primarily engaged in smelting of lead-zinc concentrate and production of final products including zinc calcine, zinc dust and sand and sulfuric acid.
乙方实质上是纵向一体化经营的矿业公司，在下列4个分公司中开展勘探、开采、过滤、冶炼和进一步加工业务。
( a )	上朝铅锌矿，主要从事铅锌矿的勘探；
( b )	雅钢选矿厂，主要铅锌矿的加工；
( c )	兴达选矿厂，主要从事铅锌矿的加工；
( d )	金泰都川冶炼厂，主要从事铅锌精矿的冶炼和包括锌焙砂、锌粉、砂和硫酸在内的最终产品的生产。

3.	Party A and Party B have entered into a certain Consulting Services Agreement dated August 25, 2010 (the “Consulting Services Agreement”) in connection with the Business.

甲方与乙方在2010年8月25日签订了有关业务的《咨询服务协议》（“咨询服务协议”）。

4.            The Shareholder is the sole shareholder of Jintai Mining, each legally holding such amount of equity interest of Jintai Mining as set forth on the signature page of this Agreement and holding 100% of the issued and outstanding equity interests of Jintai Mining (collectively the “Equity Interest”).

股东是指金泰矿业的股东，合法以本协议签字页载明的数额持有金泰矿业的股权，且持有金泰矿业的已发行股权的100%（以下统称“股权”）。

5.             In connection with the Consulting Services Agreement, the Parties have entered into a certain Operating Agreement dated August 25, 2010, pursuant to which the Shareholder now desires to grant to Party A a proxy to vote the Equity Interest for the maximum period of time permitted by law in consideration of Party A’s obligations thereunder.

在签署《咨询服务协议》时，各方于2010年8月25日签署一份《经营协议》。根据经营协议，股东现在希望以甲方在经营协议项下的义务为对价，在法律允许的最长期限内授予甲方针对股权的投票代理权。

NOW THEREFORE, the Parties agree as follows:

鉴于此，各方达成如下协议：

1.             The Shareholder hereby agree to irrevocably grant and entrust Party A, for the maximum period of time permitted by law, with all of their voting rights as shareholder of Jintai Mining.  Party A shall exercise such rights in accordance with and within the parameters of the laws of the PRC and the Articles of Association of Jintai Mining.

股东在此同意不可撤销地授予和委托甲方，在法律允许的最长期限内，行使金泰矿业股东的一切投票权。并且甲方应当根据中国法律和金泰矿业的公司章程行使该权利。

2.             Party A may establish and amend rules to govern how Party A shall exercise the powers granted by the Shareholder herein, including, but not limited to, the number or percentage of directors of Party A which shall be required to authorize the exercise of the voting rights granted by the Shareholder, and Party A shall only proceed in accordance with such rules.

甲方可以制定或修改适用于有关于甲方应如何行使本协议项下股东所赋予的权力的规则。包括但不限于行使股东所赋予的投票权授权所需的甲方董事人数或比例。甲方应仅根据上述规则开展行动。

3.             The Shareholder shall not transfer or cause to be transferred the Equity Interest to any party (other than Party A or such designee of Party A).  Each Shareholder acknowledges that it will continue to perform its obligations under this Agreement even if the Shareholder no longer holds any part of the Equity Interest.

股东不得转让股权或导致股权转让给除甲方或甲方指定人以外的其他人。每位股东同意：即使任何其他一位或多位股东不再持有股权的任何部分，其也将继续履行本协议项下的义务。

4.             This Proxy Agreement has been duly executed by the Parties as of the date first set forth above, and in the event that a Party is not a natural person, then such Party’s action has been duly authorized by all necessary corporate or other action and executed and delivered by such Party’s duly authorized representatives.  This Agreement shall take effect upon the later of (i) the execution of this Agreement or (ii) the date that Party A obtains its business license from appropriate PRC government authority.

本代理协议由各方于首页载明之日期依法签署，且若一方不是自然人，该协议方的行为已通过一切所需的公司或其他行动获得合法授权，并由该协议方的授权代表签署、交付。本协议应在(i)本协议签订时或(ii)甲方得到相关中国政府部门颁发的营业执照之日两者之中较晚之日生效。

5.             Each Shareholder represents and warrants to Party A that such Shareholder owns such amount of the Equity Interest as set forth next to its name on the signature page below, free and clear of all liens and encumbrances, and such Shareholder has not granted to any party, other than Party A, a power of attorney or proxy over any of such amount of the Equity Interest or any of such Shareholder’s rights as a shareholder of Jintai Mining  Each Shareholder further represents and warrants that the execution and delivery of this Agreement by such Shareholder shall not violate any law, regulations, judicial or administrative order, arbitration award, agreement, contract or covenant applicable to such Shareholder.

每位股东向甲方陈述和保证：该股东拥有所有在签字页姓名以下显示的股权数额，并且没有任何留置权和权利负担。该股东未向除甲方以外的任何人授予股权的该等数额或作为金泰矿业股东的股东权利方面的授权书或委托书。每位股东进一步陈述和保证：该等股东对本协议的签署和交付不违反适用于股东的法律、法规、司法或行政命令、仲裁裁决、协议、合同或契约。

6.             The term of this Agreement is fifteen (15) years unless an earlier termination occurs in accordance with the relevant provisions herein or in any other relevant agreements reached by all parties or when Party A has purchased all or part of the shares of the Shareholder at Party A’ discretion.  This Agreement may be extended only upon Party A’s written confirmation prior to the expiration of this Agreement and the length of the extended term shall be determined by Party A.
During the aforesaid term, if (1) the existence of Party A or Jingtai Mining is terminated due to the expiration of their respective business license term or by any other reason, or (2) Party A terminates this Agreement by giving a thirty (30) day prior written notice to the Shareholder, with or without cause, this Agreement shall be considered terminated.

除非根据本协议相关规定或各方达成的其他相关协议或甲方已根据其意愿购买了股东的全部或部分股权之终止情况出现而导致本协议提前终止，本协议期限为十五(15)年。本协议仅需甲方于本协议有效期届满前以书面形式确认延期，即可延长，且延长期限应由甲方确定。
在前述期间，若（1）甲方或金泰矿业因经营期限届满或其他任何原因而终止，或（2）甲方不论以何原因提前30日以书面形式通知股东终止本协议，则本协议应视为终止。

7.             Any amendment to and/or rescission of this Agreement shall be in writing by the Parties.

本协议的任何修改和/或解除都必须由协议各方通过书面形式进行。

8.             The execution, validity, creation and performance of this Agreement shall be governed by the laws of PRC.

本协议的签署、效力、成立和履行应当适用中华人民共和国法律。

9.             This Agreement shall be executed in four (4) duplicate originals in Chinese and English. The English version shall prevail in case of conflict. and each Party shall receive one (1) duplicate original, each of which shall be equally valid.

本协议用英语签署一式四份，若中英文有任何不符，应以英文为准。每一方持有一份，每一份都具有同等效力。

10.           The Parties agree that in the event a dispute shall arise from this Agreement, the Parties shall settle their dispute through amicable negotiations.  If the Parties cannot reach a settlement within 45 days following the negotiations, the dispute shall be submitted to be determined by arbitration through China International Economic and Trade Arbitration Commission (“CIETAC”) Shanghai Branch in accordance with CIETAC arbitration rules.  The determination of CIETAC shall be conclusively binding upon the Parties and shall be enforceable in any court of competent jurisdiction.

双方同意，如果因本协议产生争议，各方应通过友好协商解决争议。如果双方不能在协商45日后达成和解，应提交中国国际经济贸易仲裁委员会（贸仲委）上海分会依据贸仲委仲裁规则进行仲裁。贸仲委的仲裁裁决对各方具有最终约束效力，能够在具有管辖权的任何法院执行。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人合法签订。

PARTY A:

甲方：                  Guangzhou Xiangguang Corporate Management Co.,Ltd.

广州祥光企业管理有限公司

Legal/Authorized Representative:        /s/ Mingxiang Huang
法定代表人/或被授权人(签字)

Name:  Mingxiang Huang

姓名:   黄明祥

Title:  General Manager

职务:  总经理

SIGNATURE PAGE FOR SHAREHOLDER
股东签字页

Shareholder of Huanjiang Jintai Mining  Co., Ltd.

环江金泰矿业有限责任公司的股东:

Huangjiang Jinteng Mining Co., Ltd.
环江金腾矿业有限责任公司

Legal/Authorized Representative:       /s/ Haiping Luo

法定代表人/或被授权人(签字)

Name: Haiping Luo

姓名: 骆海平

Title:  Deputy General Manager

职务: 副总经理

Owns 100% % of Huanjiang Jintai Mining  Co., Ltd.
持有环江金泰矿业有限责任公司股权100%

ACKNOWLEDGED BY:
认可:
JINTAI MINING:
金泰矿业:

Huanjiang Jintai Mining  Co., Ltd.

环江金泰矿业有限责任公司:

Legal/Authorized Representative:       /s/Yuan Lin

法定代表人/或被授权人（签字）

Name: Yuan Lin

姓名: 林源

Title: Chairman of the Board

职务: 董事长